EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350

(SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of, Spirits Time International, Inc. (the "Company") on Form 10-K for the period ending December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. Scharmann, President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2026

By:	/s/ Mark A. Scharmann
Mark A. Scharmann, President,
Chief Executive Officer,
Chief Financial Officer,
Treasurer, Secretary
and Director